POWER OF ATTORNEY

      WHEREAS, CHEVIOT FINANCIAL CORP., a corporation organized under the laws of the United States (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 registering the Company's common shares issued to the public pursuant to the terms of a public stock offering; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas J. Linneman, Jeffrey J. Lenzer and Kevin M. Kappa, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June, 2003.


                                        /s/ Gerhard Hillmann
                                        ----------------------------------------
                                        Gerhard Hillmann
                                        Director

                                POWER OF ATTORNEY

      WHEREAS, CHEVIOT FINANCIAL CORP., a corporation organized under the laws of the United States (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 registering the Company's common shares issued to the public pursuant to the terms of a public stock offering; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas J. Linneman, Jeffrey J. Lenzer and Kevin M. Kappa, and each of them singly, his attorneys for him and in his name, place and stead, and in her office and capacity in the Company, to execute and file such Registration Statement on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June, 2003.

                                        /s/ Edward Kleemeier
                                        ----------------------------------------
                                        Edward Kleemeier
                                        Director

                                POWER OF ATTORNEY

      WHEREAS, CHEVIOT FINANCIAL CORP., a corporation organized under the laws of the United States (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 registering the Company's common shares issued to the public pursuant to the terms of a public stock offering; and

      WHEREAS, the undersigned is a director and officer of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas J. Linneman, Jeffrey J. Lenzer and Kevin M. Kappa, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June, 2003.


                                        /s/ Thomas J. Linneman
                                        ----------------------------------------
                                        Thomas J. Linneman
                                        Director and Officer

                                POWER OF ATTORNEY

      WHEREAS, CHEVIOT FINANCIAL CORP., a corporation organized under the law of the United States (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 registering the Company's common shares issued to the public pursuant to the terms of a public stock offering; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas J. Linneman, Jeffrey J. Lenzer and Kevin M. Kappa, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June, 2003.

                                        /s/ John Smith
                                        ----------------------------------------
                                        John Smith
                                        Director

                                POWER OF ATTORNEY

      WHEREAS, CHEVIOT FINANCIAL CORP., a corporation organized under the laws of the United States (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 registering the Company's common shares issued to the public pursuant to the terms of a public stock offering; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas J. Linneman, Jeffrey J. Lenzer and Kevin M. Kappa, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June, 2003.

                                        /s/ Robert Thomas
                                        ----------------------------------------
                                        Robert Thomas
                                        Director

                                POWER OF ATTORNEY

      WHEREAS, CHEVIOT FINANCIAL CORP., a corporation organized under the laws of the United States (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 registering the Company's common shares issued to the public pursuant to the terms of a public stock offering; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas J. Linneman, Jeffrey J. Lenzer and Kevin M. Kappa, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June, 2003.

                                        /s/ James Williamson
                                        ----------------------------------------
                                        James Williamson
                                        Director

                                POWER OF ATTORNEY

      WHEREAS, CHEVIOT FINANCIAL CORP., a corporation organized under the laws of the United States (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 registering the Company's common shares issued to the public pursuant to the terms of a public stock offering; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas J. Linneman, Jeffrey J. Lenzer and Kevin M. Kappa, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2003.

                                        /s/ Scott T. Smith
                                        ----------------------------------------
                                        Scott T. Smith
                                        Officer